As filed with the U.S. Securities and Exchange Commission on September 27, 2006

Registration No. 33-90952
811-9012

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

                    Pre-Effective Amendment No.                    ☐

                Post-Effective Amendment No. 16                 ☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940,

Amendment No. 16

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.

(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

(800)-451-2010

(Registrant’s Telephone Number, including Area Code:)

Robert I. Frenkel

300 First Stamford Place, 4th Floor, Stamford, Connecticut, 06902

(Name and Address of Agent For Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Paragraph (b) of Rule 485

☒	On September 28, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On Date pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

EXPERIENCE

PROSPECTUS

September 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Institutional Cash Management Fund Inc.

Cash Portfolio

Government Portfolio

Municipal Portfolio

Class A Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Special Shareholder Notice

The fund’s Board of Directors, on behalf of each portfolio, has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, shareholders of each portfolio will be asked to elect a new Board, approve matters that will result in the portfolios being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Smith Barney

Institutional Cash Management

Fund Inc.

Contents

You should know: An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each portfolio will be able to maintain a stable net asset value of $1.00 per share.

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Investments, risks and performance

Each portfolio described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

Cash Portfolio

Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Company (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.

Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Government Portfolio

Government Portfolio invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.

Municipal Portfolio

As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. Municipal Portfolio may invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

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Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Minimum credit quality

The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities

Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structures from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.

Portfolio holdings

Each portfolio’s policies and procedures with respect to the disclosure of the portfolio’s securities are described in the statement of additional information (”SAI”).

Each portfolio may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Selection process

In selecting investments for the portfolios, the subadviser looks for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers it believes offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Principal risks of investing in the portfolios

All investments involve some degree of risk. However, each portfolio is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

Smith Barney Institutional Cash Management Fund Inc.         3

An investment in a portfolio is not a bank deposit and is not issued or guaranteed by the FDIC or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise, causing the value of the portfolio’s investments to decline.
■	An issuer or guarantor of the portfolio’s securities defaults, or the security’s credit rating is downgraded.
■	The subadviser’s judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■	With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio’s foreign securities may decline because of unfavorable government actions or political instability.

It is possible that some of Municipal Portfolio’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Municipal Portfolio’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio’s income and capital gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.

Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of Municipal Portfolio.

Municipal Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager, the subadviser nor the portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to portfolio shareholders could be recharacterized as taxable.

Who may want to invest

Cash, Government and Municipal Portfolios each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than many other types of portfolios

In addition, Municipal Portfolio may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

4         Legg Mason Partners Funds

Performance information

The following shows summary performance information for the portfolios in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the portfolios by showing changes in their performance from year to year and by showing how the portfolios’ average annual returns compare with the returns of the 90-day Treasury Bill Index. The bar charts and the information show performance of the portfolios’ Class A shares. The portfolios’ past performance is not necessarily an indication of how the portfolios will perform in the future.

Total Return for Cash Portfolio

Quarterly returns:

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.22% in 1st quarter 2004.

Year to date: 2.26% through 6/30/06.

Total Return for Government Portfolio

Quarterly returns:

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.21% in 2nd quarter 2004.

Year to date: 2.21% through 6/30/06.

Smith Barney Institutional Cash Management Fund Inc.         5

Total Return for Municipal Portfolio

Quarterly returns:

Highest: 1.05% in 4th quarter 2000; Lowest: 0.18% in 3rd quarter 2003.

Year to date: 1.54% through 6/30/06.

Average Annual Total Returns For the Periods Ended December 31, 2005

Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Cash Portfolio	3.12%	2.22%	3.89%	3.99%	6/16/95

Government Portfolio	3.04%	2.11%	3.77%	3.87%	6/16/95

Municipal Portfolio	2.23%	1.63%	2.56%	2.63%	6/16/95

90 day T-Bill	3.07%	2.11%	3.63%	N/A

7 day yield as of December 31, 2005 for Class A Shares

	Cash Portfolio	Government Portfolio	Municipal Portfolio
7 day yield	4.08%	4.00%	3.15%

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Fee table

This table describes the fees and expenses you may pay if you buy and hold Class A shares of a portfolio.

Shareholder fees

(fees paid directly from your investment)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual portfolio operating expenses

(expenses deducted from portfolio assets)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Management fee(1)	0.22%	0.25%	0.23%

Distribution and service (12b-1) fees	None	None	None

Other expenses	0.03%	0.06%	0.03%

Total annual portfolio operating expenses(1)	0.25%	0.31%	0.26%

(1)	The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.23% of each portfolio’s average daily net assets. Each portfolio has a fee schedule that reduces the investment management fees payable on assets in excess of $1 billion as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion. This management fee schedule went into effect on October 1, 2005 and “Management fees” in the table above have been restated to reflect the new schedule.

Actual management fees for the fiscal year ended May 31, 2006 were 0.19%, 0.16% and 0.19% for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively, and “total annual portfolio expenses” for each portfolio for the fiscal year ended May 31, 2006 were 0.22%. Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.23% limit on total annual operating expenses on 14 days’ prior notice to shareholders.

Smith Barney Institutional Cash Management Fund Inc.         7

Example

This example is intended to help you compare the costs of investing in Class A shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in Class A shares of each portfolio for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of a portfolio’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	Each portfolio’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of years you own your shares

	1 year	3 years	5 years	10 years
Cash Portfolio	$26	$81	$141	$318

Government Portfolio	$32	$100	$174	$394

Municipal Portfolio	$27	$84	$147	$332

8         Legg Mason Partners Funds

Management

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each portfolio’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, provides advisory oversight and administrative services to each portfolio. LMPFA is a recently-organized investment adviser that has been formed to serve as the investment manager of each portfolio and other Legg Mason-sponsored funds.

LMPFA has designated Western Asset Management Company (“Western Asset”) as a subadviser for each portfolio. Western Asset is responsible for the day-to-day management of the portfolios, subject to the supervision of the manager. Western Asset, established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, serves as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Management fees

Prior to August 1, 2006 Smith Barney Fund Management LLC (“SBFM”) was each portfolio’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason. For the fiscal year ended May 31, 2006, SBFM received management fees, after applicable voluntary waivers and reimbursements, from each portfolio equal to the percentage of the average daily net assets of the portfolio listed below:

Portfolio	Effective Fee Rate
Cash Portfolio	0.19%
Government Portfolio	0.16%
Municipal Portfolio	0.19%

A discussion regarding the basis for the Board’s approval of each portfolio’s management agreement with SBFM is available in each portfolio’s semi-annual report for the period ended November 30, 2005.

Other information

The fund’s Board on behalf of the portfolios has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the portfolios for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change a portfolio’s investment objective without shareholder approval. Proxy materials describing these matters are expected to be

Smith Barney Institutional Cash Management Fund Inc.         9

mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each portfolio’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the portfolio, handles certain communications between shareholders and the portfolio and distributes dividends and distribution payable by the portfolio.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment manager to the portfolios, and Citigroup Global Markets Inc. (“CGMI”), relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the portfolios (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how

10         Legg Mason Partners Funds

the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Smith Barney Institutional Cash Management Fund Inc.         11

Buying shares

Retail and institutional investors may purchase Class A shares of the portfolios. The minimum initial investment amount for each account is $1,000,000, except the minimum initial investment for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact your broker-dealer, financial intermediary, financial institution or a distributor’s financial advisors (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Specific portfolio being bought

■   Class of shares and dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the portfolios

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a portfolio.

■   Call Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■   Enclose a check to pay for the shares, or arrange for the wiring of federal funds to Shareholder Services by calling 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, or 4:00 p.m. (Eastern time), which is the close of business for Cash and Government Portfolios, on any day on which a portfolio calculates its net asset value.

12         Legg Mason Partners Funds

Exchanging shares

You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable transaction.

■   To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■   If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through Cash, Government or Municipal Portfolio, as the case may be. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Shareholder Services at
1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on page 15.

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Redeeming shares

Generally	Redemption requests received in proper form prior to 4:00 p.m. (noon for Municipal Portfolio) Eastern time are priced at the net asset value next determined. Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account in the form of federal funds on the same day that the redemption order was accepted and not reinvested without your specific instruction. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

14         Legg Mason Partners Funds

By mail

For accounts held directly at the portfolios, you may send written requests to a portfolio at the following address:

Smith Barney Institutional Cash Management

Fund Inc.

(Specify portfolio)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■  The name of the portfolio and your account number

■  The class of shares and dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the portfolio
■	Your account number
■	The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Shareholder Services, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the portfolios nor its agents will bear any liability for such transactions.

A distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a portfolio’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a portfolio. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a portfolio to you. Please contact your Service Agent for details about revenue sharing payments it may receive.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege

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■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the portfolio shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the portfolio reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the portfolio may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a portfolio may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent purchases and redemptions of portfolio shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board of Directors, on behalf of the portfolios, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of portfolio shares. The Board also believes that money market funds, such as the portfolios, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a portfolio’s yield and current market yields, which could have the effect of reducing the portfolio’s yield. In addition, frequent purchases and redemptions of the portfolio’s shares could increase the portfolio’s transaction costs and may interfere with the efficient management of the portfolio by the subadviser, which could detract from the portfolio’s performance.

The Boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the portfolios. If you plan to exchange your portfolio shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Smith Barney Institutional Cash Management Fund Inc.         17

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a portfolio, such certificates will continue to be honored. If you would like to return your share certificates to the portfolio and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the portfolios hold a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

18         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each portfolio generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the portfolios.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (except for Municipal Portfolio’s dividends attributable to tax-exempt interest and properly designated as “exempt-interest dividends,” which are generally excludable from gross income for regular federal income tax purposes)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional portfolio shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains. Gain or loss recognized upon the redemption or exchange of shares will generally be capital gain or loss. Each portfolio anticipates that no gain or loss will be recognized upon a redemption or exchange.

A portion of the exempt-interest dividends paid by Municipal Portfolio may be a tax preference item, includible in the income of a shareholder subject to the U.S. alternative minimum tax.

Smith Barney Institutional Cash Management Fund Inc.         19

Municipal Portfolio may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Municipal Portfolio’s ordinary income and will be ordinary income when it is paid to you. Municipal Portfolio’s investments in these and certain other debt obligations may cause Municipal Portfolio to recognize taxable income in excess of the cash received from such obligations. If this happens, Municipal Portfolio may be required to sell other investments in order to satisfy its distribution requirements.

After the end of each year, your Service Agent or the portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolios.

20         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the NYSE is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

■	All orders received prior to the portfolios’ close will be processed as of the time the portfolios’ net asset value is next calculated.
■	Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value.
■	Purchase orders received after the portfolios’ close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of Class A shares of each portfolio for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. The information in the following tables have been derived from the portfolios’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the portfolios’ financial statements, is included in the annual report (which is available upon request).

For a Class A share of capital stock outstanding throughout each year ended May 31:

	Class A Shares

Cash Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gains	0.039	0.019	0.009	0.014	0.026

Total Income From Operations	0.039	0.019	0.009	0.014	0.026

Less Distributions From:
Net investment income and net realized gains	(0.039)	(0.019)	(0.009)	(0.014)	(0.026)

Total Distributions	(0.039)	(0.019)	(0.009)	(0.014)	(0.026)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	3.96%	1.90%	0.91%	1.42%	2.59%

Net Assets, End of Year (millions)	$4,616	$3,202	$3,495	$3,969	$3,593

Ratios to Average Net Assets:
Gross expenses	0.26%	0.30%	0.30%	0.29%	0.31%
Net expenses(2)(3)	0.22	0.22	0.23	0.23	0.23
Net investment income	3.96	1.87	0.91	1.40	2.53

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.23%.

22         Legg Mason Partners Funds

For a Class A share of capital stock outstanding throughout each year ended May 31:

	Class A Shares

Government Portfolio	2006	2005	2004(1)	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gains	0.038	0.018	0.009	0.013	0.024

Total Income From Operations	0.038	0.018	0.009	0.013	0.024

Less Distributions From:
Net investment income and net realized gains	(0.038)	(0.018)	(0.009)	(0.013)	(0.024)

Total Distributions	(0.038)	(0.018)	(0.009)	(0.013)	(0.024)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	3.85%	1.83%	0.86%	1.31%	2.42%

Net Assets, End of Year (millions)	$720	$958	$1,184	$627	$564

Ratios to Average Net Assets:
Gross expenses	0.32%	0.32%	0.32%	0.35%	0.32%
Net expenses(3)(4)	0.22	0.23	0.23	0.23	0.23
Net investment income	3.77	1.66	0.86	1.30	2.18

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.23%.

Smith Barney Institutional Cash Management Fund Inc.         23

For a Class A share of capital stock outstanding throughout each year ended May 31:

	Class A Shares

Municipal Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gains	0.027	0.015	0.008	0.012	0.019

Total Income From Operations	0.027	0.015	0.008	0.012	0.019

Less Distributions From:
Net investment income and net realized gains	(0.027)	(0.015)	(0.008)	(0.012)	(0.019)

Total Distributions	(0.027)	(0.015)	(0.008)	(0.012)	(0.019)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	2.69%	1.50%	0.81%	1.18%	1.86%

Net Assets, End of Year (millions)	$2,557	$2,085	$1,884	$1,932	$1,434

Ratios to Average Net Assets:
Gross expenses	0.27%	0.31%	0.30%	0.32%	0.32%
Net expenses(2)(3)	0.22	0.23	0.23	0.23	0.23
Net investment income	2.68	1.51	0.81	1.16	1.76

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	The manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.23%.

24         Legg Mason Partners Funds

(Investment Company Act

file no. 811-9012)

FD0958 9/06

Cash Portfolio

Government Portfolio

Municipal Portfolio

Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.

The portfolios’ website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about each portfolio’s investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio’s performance during its last fiscal year or period.

The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the portfolios or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the portfolios at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. Neither the portfolios nor the distributors are offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.

EXPERIENCE

PROSPECTUS

September 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Institutional Cash Management Fund Inc.

Cash Portfolio

Government Portfolio

Municipal Portfolio

Class B Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Special Shareholder Notice

The fund’s Board of Directors, on behalf of each portfolio, has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, shareholders of each portfolio will be asked to elect a new Board, approve matters that will result in the portfolios being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Smith Barney

Institutional Cash Management Fund Inc.

Contents

You should know: An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each portfolio will be able to maintain a stable net asset value of $1.00 per share.

Investments, risks and performance

Each portfolio described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

Cash Portfolio

Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Corporation (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.

Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Government Portfolio

Government Portfolio invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.

Municipal Portfolio

As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These

2         Legg Mason Partners Funds

securities may pay interest at fixed, variable or floating rates. Municipal Portfolio may invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Minimum credit quality

The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities

Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structure from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.

Portfolio holdings

Each portfolio’s policies and procedures with respect to the disclosure of the portfolio’s securities are described in the statement of additional information (“SAI”).

Each portfolio may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Selection process

In selecting investments for the portfolios, the subadviser looks for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers it believes offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

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Principal risks of investing in the portfolios

All investments involve some degree of risk. However, each portfolio is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

An investment in a portfolio is not a bank deposit and is not issued or guaranteed by the FDIC or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise, causing the value of the portfolio’s investments to decline.
■	An issuer or guarantor of the portfolio’s securities defaults, or the security’s credit rating is downgraded.
■	The subadviser’s judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■	With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio’s foreign securities may decline because of unfavorable government actions or political instability.

It is possible that some of Municipal Portfolio’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Municipal Portfolio’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio’s income and capital gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.

Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of Municipal Portfolio.

Municipal Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager, the subadviser nor the portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to portfolio shareholders could be recharacterized as taxable.

Who may want to invest

Cash, Government and Municipal Portfolios each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than most other types of portfolios

4         Legg Mason Partners Funds

In addition, Municipal Portfolio may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

Performance information

The following shows summary performance information for the portfolios in a bar chart and an Average Annual Total Returns table. The bar charts and Average Annual Total Returns table show the performance of each of the portfolio’s Class A Shares for each of the past ten calendar years because as of December 31, 2005 there were no Class B shares outstanding for any portfolio. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. The information provides an indication of the risks of investing in the portfolios by showing changes in their performance from year to year and by showing how the portfolios’ average annual returns compare with the returns of the 90-day Treasury Bill Index. The portfolios’ past performance is not necessarily an indication of how the portfolios will perform in the future.

Total Return for Cash Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.22% in 1st quarter 2004

Year to date: 2.26% through 6/30/06

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Total Return for Government Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.21% in 2nd quarter 2004

Year to date: 2.21% through 6/30/06

Total Return for Municipal Portfolio — Class A Shares

Quarterly returns (Class A Shares):

Highest: 1.05% in 4th quarter 2000; Lowest: 0.18% in 3rd quarter 2003

Year to date: 1.54% through 6/30/06

6         Legg Mason Partners Funds

Average Annual Total Returns (Class A Shares) for the periods ended December 31, 2005

Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date
Cash Portfolio	3.12%	2.22%	3.89%	3.99%	6/16/95

Government Portfolio	3.04%	2.11%	3.77%	3.87%	6/16/95

Municipal Portfolio	2.23%	1.63%	2.56%	2.63%	6/16/95

90 day T-Bill	3.07%	2.11%	3.63%	N/A

7 day yield as of December 31, 2005

	Cash Portfolio	Government Portfolio	Municipal Portfolio
7 day yield for Class A shares*	4.08%	4.00%	3.15%

*	The 7 day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses.

Smith Barney Institutional Cash Management Fund Inc.         7

Fee table

This table describes the fees and expenses you may pay if you buy and hold Class B shares of a portfolio. Since no Class B shares of the portfolios were outstanding for the fiscal year ended May 31, 2006, “Other expenses” are estimated based on expenses for Class A shares for the fiscal year ended May 31, 2006.

Shareholder Fees

(fees paid directly from your investment)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Portfolio Operating Expenses

(expenses deducted from portfolio assets)	Cash Portfolio	Government Portfolio	Municipal Portfolio
Management fee(1)	0.22%	0.25%	0.23%

Service fees	0.25%	0.25%	0.25%

Other expenses	0.03%	0.06%	0.03%

Total annual portfolio operating expenses(1)	0.50%	0.56%	0.51%

(1)	The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.23% of each portfolio’s average daily net assets. Each portfolio has a fee schedule that reduces the investment management fees payable on assets in excess of $1 billion as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion. This management fee schedule went into effect on October 1, 2005, and “Management fees” in the table above have been restated to reflect the new schedule.

Actual management fees for the fiscal year ended May 31, 2006 were 0.19%, 0.16% and 0.19% for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively, and “total annual portfolio expenses” for each portfolio for the fiscal year ended May 31, 2006 were 0.22%. Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.23% limit on total annual operating expenses on 14 days’ prior notice to shareholders.

Example

This example is intended to help you compare the costs of investing in Class B shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Class B shares of each portfolio for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of a portfolio’s future performance
■	You reinvest all distributions and dividends without a sales charge

8         Legg Mason Partners Funds

■	Each portfolio’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Cash Portfolio	$51	$160	$279	$629

Government Portfolio	$57	$179	$312	$701

Municipal Portfolio	$52	$163	$284	$639

Smith Barney Institutional Cash Management Fund Inc.         9

Management

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each portfolio’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, provides advisory oversight and administrative services for each portfolio. LMPFA is a recently-organized investment adviser that has been formed to serve as the investment manager of each portfolio and other Legg Mason-sponsored funds.

LMPFA has designated Western Asset Management Company (“Western Asset”) as a subadviser for each portfolio. Western Asset is responsible for the day-to-day management of the portfolios, subject to the supervision of the manager. Western Asset, established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, serves as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Management fees

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each portfolio’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason. For the fiscal year ended May 31, 2006, SBFM received management fees, after applicable voluntary waivers and reimbursements, from each portfolio equal to the percentage of the average daily net assets of the portfolio listed below:

Portfolio	Effective Fee Rate
Cash Portfolio	0.19%
Government Portfolio	0.16%
Municipal Portfolio	0.19%

A discussion regarding the basis for the Board’s approval of each portfolio’s management agreement with SBFM is available in each portfolio’s semi-annual report for the period ended November 30, 2005.

Other information

The fund’s Board on behalf of the portfolios has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the portfolios for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change a portfolio’s investment objective without shareholder approval. Proxy materials describing these matters are expected to be

10         Legg Mason Partners Funds

mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Shareholder services plans

Each portfolio has adopted a shareholder services plan for its Class B shares. Under the plans, the portfolios will pay service fees. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a portfolio’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a portfolio (each called a “Service Agent”). In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a portfolio to you. Please contact your Service Agent for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each portfolio’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the portfolio, handles certain communications between shareholders and the portfolio and distributes dividends and distribution payable by the portfolio.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment manager to the portfolios, and Citigroup Global Markets Inc (“CGMI”), relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the portfolios (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts

Smith Barney Institutional Cash Management Fund Inc.         11

of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Buying shares

Financial institutions may purchase Class B shares of the portfolios as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact a Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■ Specific portfolio being bought

■ Class of shares and dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the portfolios

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a portfolio.

■ Call Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■ Enclose a check to pay for the shares, or arrange for the wiring of federal funds to Shareholder Services by calling 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, or 4:00 p.m. (Eastern time), which is the close of business for Cash and Government Portfolios, on any day on which a portfolio calculates its net asset value.

Smith Barney Institutional Cash Management Fund Inc.         13

Exchanging shares

You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable transaction.

■ To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through Cash, Government or Municipal Portfolio, as the case may be. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on page 15.

14         Legg Mason Partners Funds

Redeeming shares

Generally	Redemption requests received in proper form prior to 4:00 p.m. (noon for Municipal Portfolio) Eastern time are priced at the net asset value next determined. Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account in the form of federal funds on the same day that the redemption order was accepted and not reinvested without your specific instruction. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Municipal Portfolio) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the portfolios, you may send written requests to the portfolio at the following address:

Smith Barney Institutional Cash Management Fund Inc.

(Specify portfolio)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■ The name of the portfolio and your account number

■ The class of shares and dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

Smith Barney Institutional Cash Management Fund Inc.         15

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the portfolio
■	Your account number
■	The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Shareholder Services, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the portfolios nor its agents will bear any liability for these transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the portfolio shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the portfolio reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your

16         Legg Mason Partners Funds

Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the portfolio may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a portfolio may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent purchases and redemptions of portfolio shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board of Directors, on behalf of the portfolios, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of portfolio shares. The Board also believes that money market funds, such as the portfolios are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a portfolio’s yield and current market yields, which could have the effect of reducing the portfolio’s yield. In addition, frequent purchases and redemptions of the portfolio’s shares could increase the portfolio’s transaction costs and may interfere with the efficient management of the portfolio by the subadviser, which could detract from the portfolio’s performance.

The Boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the portfolios. If you plan to exchange your portfolio shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a portfolio, such certificates will continue to be honored. If you would like to return your share certificates to the portfolio and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the portfolios hold a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Smith Barney Institutional Cash Management Fund Inc.         17

Dividends, distributions and taxes

Dividends and distributions

Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each portfolio generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the portfolios.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (except for
Municipal Portfolio’s dividends attributable to tax-exempt interest and properly designated as “exempt-interest dividends,” which are generally excludable from gross income for regular federal income tax purposes)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional portfolio shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains. Gain or loss recognized upon the redemption or exchange of shares will generally be capital gain or loss. Each portfolio anticipates that no gain or loss will be recognized upon a redemption or exchange.

A portion of the exempt-interest dividends paid by Municipal Portfolio may be a tax preference item, includible in the income of a shareholder subject to the U.S. alternative minimum tax.

Municipal Portfolio may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Municipal Portfolio’s ordinary income and will be ordinary income when it is paid to you.

18         Legg Mason Partners Funds

Municipal Portfolio’s investments in these and certain other debt obligations may cause Municipal Portfolio to recognize taxable income in excess of the cash received from such obligations. If this happens, Municipal Portfolio may be required to sell other investments in order to satisfy its distribution requirements.

After the end of each year, your Service Agent or the portfolios will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolios.

Smith Barney Institutional Cash Management Fund Inc.         19

Share price

You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the NYSE is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

■	All orders received prior to the portfolios’ close will be processed as of the time the portfolios’ net asset value is next calculated.
■	Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value.
■	Purchase orders received after the portfolios’ close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

20         Legg Mason Partners Funds

Financial highlights

No financial information is presented for Class B shares since there were no Class B shares outstanding during the last five years for any of the portfolios.

Smith Barney Institutional Cash Management Fund Inc.         21

(Investment Company Act

file no. 811-9012)

FD0958 9/06

Cash Portfolio

Government Portfolio

Municipal Portfolio

Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.

The portfolios’ website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about each portfolio’s investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio’s performance during its last fiscal year or period.

The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the portfolios or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010, or by writing to the portfolios at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. Neither the portfolios nor the distributors are offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.

September 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.

125 Broad Street

New York, NY 10004

800-451-2010

Cash Portfolio, Government Portfolio and Municipal Portfolio

Smith Barney Institutional Cash Management Fund Inc. (the “Company”) is an open-end management investment company that offers Class A and Class B shares in three money market funds: Cash Portfolio, Government Portfolio and Municipal Portfolio (individually, a “fund” and collectively, the “funds”).

The investment objective of each of Cash Portfolio and Government Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of Municipal Portfolio is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

An investment in a fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.

Each fund is designed as an economical and convenient means for the investment of short-term funds. Each fund currently offers two classes of shares. Assuming the minimum investment requirement is met, Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor and Class B shares are available for purchase by financial institutions as a record owner on behalf of fiduciary, agency or custody accounts.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current prospectuses of Class A shares and Class B shares of the funds dated September 28, 2006, as amended or supplemented from time to time (the “prospectuses”), and should be read in conjunction with the prospectuses. Additional information about the funds’ investments is available in the funds’ annual report to shareholders which is incorporated herein by reference. The prospectuses and the report may be obtained from a Service Agent (as defined herein) or by writing or calling the Company at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

An investment in a fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Special Shareholder Notice

All Funds

The Board of Directors, on behalf of the funds, has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the funds for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income-type funds, and the adoption of a single form of organization entitled to vote as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

MANAGEMENT

Directors and Executive Officers

Overall responsibility for management and supervision of the Company rests with its Board of Directors. The Directors approve all significant agreements between the Company on behalf of the funds and the companies that furnish services to each fund, including agreements with the fund’s manager, Sub-Adviser, distributors, custodian and transfer agent. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as investment manager to each fund. Western Asset Management Company (“Western Asset” or the “Sub-Adviser”) is a sub-adviser to each fund. Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as each fund’s distributor (each, a “Distributor”). The Manager, Sub-Adviser and LMIS are subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The following are the names of the Directors and executive officers of the Company, together with a brief description of their principal occupations during the last five years. Each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk. Unless otherwise indicated, each interested Director and executive officer is located at 125 Broad Street, New York, New York 10004.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth year: 1940	Director	Since 1995	Law Firm of Paul R. Ades, PLLC (April 2000 to present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth year: 1937	Director	Since 1995	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Broad Street New York, NY 10004 Birth year: 1937	Director	Since 1995	President of Avatar International Inc. (business development)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Broad Street New York, NY 10004 Birth year: 1938	Director	Since 1995	Retired	15	None

Ken Miller Young Stuff Apparel Group Inc. 930 Fifth Avenue New York, NY 10021 Birth year: 1942	Director	Since 1995	President of Young Stuff Apparel Group Inc. (since 1963)	15	None

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:
R. Jay Gerken, CFA* Legg Mason, LLC (“Legg Mason & Co”) 399 Park Avenue, 4th Fl New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	169

*	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an officer of the Manager and certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers:
Kaprel Ozsolak Legg Mason & Co. 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co.; Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason & Co.; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)	N/A	N/A
Steven Frank Legg Mason & Co. 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessor firms (since 2002); Controller of certain mutual funds associated with Legg Mason & Co.; Assistant Controller of mutual funds associated with certain predecessor firms of Legg Mason & Co. (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Ted P. Becker Legg Mason & Co. 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A
John Chiota Legg Mason & Co. 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. and of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co. or its predecessor firms and CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and CAM (since 2003); formerly, Secretary of CFM (2001 to 2004)	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.

At May 31, 2006, the Directors beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in Cash Portfolio	Dollar Range of Equity Securities in Government Portfolio	Dollar Range of Equity Securities in Municipal Portfolio	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Director
Paul R. Ades	None	None	None	Over $100,000
Dwight B. Crane	None	None	None	Over $100,000
R. Jay Gerken	None	None	None	Over $100,000
Frank G. Hubbard	None	None	None	$50,001–$100,000
Jerome H. Miller	None	None	None	Over $100,000
Ken Miller	None	None	None	$50,001–$100,000

As of May 31, 2006, none of the Directors who are not “interested persons” (as defined in the 1940 Act) of the funds, the Manager or the Sub-Adviser (“Independent Directors”) or their immediate family members owned beneficially or of record any securities of the Manager, the Sub-Adviser or Distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Sub-Adviser or the Distributors of the funds.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee oversees the scope of the Company’s audits, the Company’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Company by the independent auditors and all permissible non-audit services provided by the Company’s independent registered public accounting firm to the Manager, the Sub-Adviser and any affiliated service providers if the engagement relates directly to the Company’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

The Nominating Committee is charged with the duty of making nominations for Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Company’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee met once during the Company’s most recent fiscal year.

As of September 12, 2006, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of common stock of each fund.

To the knowledge of the Company, as of September 12, 2006, no shareholder or “group” (as such term is defined in section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned beneficially or of record 5% or more of the shares of any class of a fund with the exception of the following:

Fund	Name & Address	Percentage
Government Portfolio Class A	Sonia Marilyn Ziering TTE of the Ziering Material Trust U/T/A 4/13/90 Beverly Hills, CA	13.86%

Government Portfolio Class A	Maxim Integrated Products, Inc. Attn: Tim Ruehle Sunnyvale, CA	13.76%

No officer, director or employee of Legg Mason or any of its subsidiaries receives any compensation from the Company for serving as an officer or Director of the Company. The funds served by the Independent Directors pay each Independent Director an aggregate fee, apportioned among the funds that they serve based on fund asset size, of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2005, such expenses totaled $9,911.17.

The Directors were paid the compensation listed below for service as a Director of the Company for the fiscal year ended May 31, 2006 and as trustee or director of other funds in the complex for the calendar year ended December 31, 2005.

	Aggregate Compensation From the Fund Fiscal Year Ended 5/31/06			Total Compensation From Fund Complex Paid to Directors in Calendar Year Ended 12/31/05(1)	Number of Portfolios in Fund Complex Served by Director
Directors	Cash Portfolio	Gov’t Portfolio	Muni Portfolio
Paul R. Ades	$11,581	$2,476	$7,105	$81,100	15
Dwight B. Crane	$10,574	$2,265	$6,459	$255,025	46
Frank G. Hubbard	$12,590	$2,621	$7,682	$81,900	15
Jerome Miller	$10,574	$2,265	$6,459	$71,000	15
Ken Miller	$10,541	$2,231	$6,425	$70,500	15

Interested Director
R. Jay Gerken(2)	$0	$0	$0	$0	169

(1)	In addition to the amounts set forth above, Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller received $22,900, $62,500, $43,200, $21,200 and $21,200, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1 under the 1940 Act, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Company. Those amounts were borne by SBFM (each Fund’s prior manager) and CGM, not the funds.
(2)	Mr. Gerken is not compensated for his service as a Director because of his position with the Manager and certain of its affiliates.

Director Emeritus and Retirement Plans

Until its termination as described below, an emeritus plan is available to Directors. Under the plan, Directors are required to change to emeritus status upon attaining age 80, and are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Directors are permitted to attend meetings, but have no voting rights. Mr. Herbert Barg currently serves as an emeritus Director under the emeritus plan. Emeritus directors received $51,000 from the Company for the calendar year ended December 31, 2005. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Directors. Notwithstanding the termination of the plan, Mr. Barg will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which the Directors elected in accordance with the joint proxy statement (expected to be mailed to shareholders in October 2006) accept their elections and commence service as Directors.

On June 29, 2006, the Board voted to establish a mandatory retirement age of 75 for current Directors and 72 for future Directors who do not currently oversee another fund within the fund complex.

Each emeritus and retiring Director will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Director would have received under the emeritus plan, discussed above, had the emeritus plan remained in effect. This benefit will be paid in quarterly installments unless a Director elects to receive a lump sum payment calculated on a net present value basis. In addition, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of the Company (as well as the boards of certain other funds in the Legg Mason Partners fund complex), the Emeritus Retirement Plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Director is entitled under the Emeritus Retirement Plan from other funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (Net Present Value)
Dwight B. Crane	$111,626

INVESTMENT OBJECTIVES

The investment objectives and certain investment restrictions of the funds are fundamental and may not be changed without shareholder approval. Shareholders will be notified of material changes in investment policies.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

The funds will invest only in eligible high-quality, short-term money market instruments that present minimal credit risks as determined by the Manager pursuant to procedures adopted by the Directors.

Each of the funds may invest only in “eligible securities” as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U. S. dollars and has a remaining maturity of 13 months or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”), or is unrated and deemed to be of comparable quality to a rated security, as determined by the Sub-Adviser; and (iii) has been determined by the Sub-Adviser to present minimal credit risks pursuant to procedures approved by the Directors. In addition, the funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc., Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc. A description of the ratings of certain NRSROs appears in Appendix A.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each of Cash and Municipal Portfolios will not invest more than 5% of its total assets in the securities of any one issuer, except when the securities are subject to demand features and/or guarantees that meet the requirements of Rule 2a-7. To ensure adequate liquidity, no fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days and time deposits that mature in more than two business days. Because the funds are typically used as cash management vehicles, they intend to maintain a high degree of liquidity. The Sub-Adviser determines and monitors the liquidity of portfolio securities under the supervision of the Directors.

If the funds acquire securities that are unrated (other than U.S. Government Securities, as defined below), the acquisition must be approved under procedures adopted by the Board of Directors.

Under Rule 2a-7, each fund may invest more than 5% (but no more than 25%) of the then-current value of its total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.

Pursuant to Rule 2a-7, each fund invests in “first-tier” securities. First-tier securities are U.S. Government Securities, shares of other money market funds, and securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest short-term rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a fund may invest in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second-Tier Securities” as defined in Rule 2a-7). A fund may not invest in a Second-Tier Security (in the case of Municipal Portfolio, second tier conduit securities), if immediately after the acquisition thereof the fund would have invested more than (i) the greater of one percent of its total assets or $1,000,000 in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities) issued by that issuer, or (ii) five percent of its total assets in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities).

U.S. Government Securities. Each fund may invest in securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities (“U.S. Government Securities”). Securities in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, none of the funds will invest in obligations issued by an instrumentality of the U.S. Government unless the Sub-Adviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of those organizations as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Sub-Adviser must determine that the securities present minimal credit risk.

Subsequent to the purchase of a particular security by a fund, its rating may be reduced below the minimum required for purchase by the fund or the issuer of the security may default on its obligations with respect to the security. In that event, the fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Directors determine that disposal of the security would not be in the best interest of the fund. In addition, it is possible that a security may cease to be rated or an NRSRO might not timely change its rating of a particular security to reflect subsequent events. Neither of these events will necessarily require the sale of the security by the fund, but the Directors will promptly consider such event in their determination of whether the fund should continue to hold the security. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies and Rule 2a-7 under the 1940 Act.

Repurchase Agreements. Each fund may engage in repurchase agreement transactions with banks which are issuers of instruments acceptable for purchase by such fund and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Repurchase agreements are transactions in which a fund purchases securities (normally U.S. Government Securities) and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Company’s custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price. The Sub-Adviser, acting under the supervision of the Directors, reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Securities that are collateral for repurchase agreements are financial assets subject to the funds’ entitlement orders through their securities accounts at their custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests.

Lending of Portfolio Securities. Each fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will not exceed 20% of the fund’s total assets, taken at value. A fund may not lend its portfolio securities to the Manager, the Sub-Adviser or its affiliates without specific authorization from the SEC. Loans of portfolio securities by a fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with the Manager or the Sub-Adviser, and which is acting as a “finder.”

By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Directors of the Company must terminate the loan and regain the right to vote the securities.

The limit of 20% of each fund’s total assets to be committed to securities lending is a fundamental policy of each fund, which means that it cannot be changed without approval of a majority of a fund’s outstanding shares. However, the funds do not currently intend to engage in securities lending.

Floating Rate and Variable Rate Obligations. Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Each fund may purchase floating rate and variable rate obligations that carry a demand feature that would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Each fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. As determined by the Sub-Adviser, under the supervision of the Directors, the quality of the underlying creditor or of the bank, as the case may be, also must be equivalent to the quality standards set forth above. In addition, the Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of the obligations, and similarly will monitor the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

Participation Interests. The funds may invest in participation interests in any type of security in which the funds may invest. Each fund may invest in participation interests in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the fund’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that the Sub-Adviser, under the supervision of the Board of Directors, has determined meets the prescribed quality standards of the fund. Each fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the fund’s participation interest in the obligation, plus accrued interest. Each fund currently is permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the obligations over the negotiated yield at which the instruments were purchased by the fund. Participation interests in the form to be purchased by Municipal Portfolio are relatively new instruments, and no ruling of the Internal Revenue Service has been secured relating to whether the interest paid on such instruments is exempt from regular federal income tax. Municipal Portfolio intends to purchase participation interests based upon opinions of counsel to the issuer that the interest thereon is not subject to regular federal income tax.

When-Issued Securities. Each fund may purchase securities on a when-issued basis, in which case delivery of and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate to be received on the securities purchased on a when-issued basis are each fixed when the buyer enters into a commitment. Although each fund will purchase securities on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and the securities held in a fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which generally will result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share. Interest will not accrue on fixed income securities purchased by a fund until delivery and payment for the securities take place. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

If a fund agrees to purchase when-issued securities, a segregated account consisting of cash or other liquid securities held by the fund equal to the amount of the when-issued commitments will be established with the Company’s custodian. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover when-issued commitments than when it sets aside cash. When the time comes to pay for when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from federal income tax. When a fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller (of the when-issued securities) to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Municipal Leases. Cash Portfolio and Municipal Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt- issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The funds will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the section “Obligations of Financial Institutions,” below.

In evaluating municipal lease obligations, the Sub-Adviser will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriations of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then the Sub-Adviser may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the fund.

Demand Features. The funds may invest in securities that are subject to puts and standby commitments, also known as demand features. Demand features give a fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the banks supporting the fund’s investments and changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

Cash Portfolio

Cash Portfolio pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The fund may also invest in U.S. Government Securities and municipal securities, although the fund expects to invest in such securities to a lesser degree.

Debt Securities. The fund may invest in debt obligations of domestic and foreign issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates’, current obligations), notes and bonds and variable amount master demand notes. The fund may invest in privately issued commercial paper that is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made without registration under the Securities Act of 1933, as amended (the “1933 Act”), or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper (“Section 4(2) paper”) is eligible for resale to institutional investors, and accordingly the Sub-Adviser may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Board. If a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities.

Bank Obligations. Domestic commercial banks organized under Federal law (“national banks”) are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit (“CDs”) of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of Financial Institutions. The fund may invest in obligations of financial institutions. Examples of obligations in which the fund may invest include negotiable CDs, bankers’ acceptances and time deposits (“TDs”) of U.S. banks having total assets in excess of $1 billion or the equivalent of $1 billion in other currencies (in the case of foreign banks) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. Cash Portfolio may invest up to 10% of its total assets in fixed TDs maturing from two business days to seven calendar days. Cash Portfolio may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.

Cash Portfolio will invest at least 25% of its total assets in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, Cash Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto. The fund may also invest in Eurodollar and Yankee bank obligations.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by domestic branches of foreign banks or by foreign branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

Eurodollar or Yankee Obligations. Eurodollar bank obligations are dollar denominated CDs or TDs issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities. The fund may invest without limit in U.S. Government Securities as described below under “Government Portfolio.”

Municipal Securities. The fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under “Municipal Portfolio.” Although these obligations may pay interest that is excluded from gross income for regular federal income tax purposes, dividends paid by Cash Portfolio attributable to tax-exempt interest will not be excluded from the gross income of shareholders, unlike those paid by the Municipal Portfolio.

Custodial Receipts. Cash Portfolio may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. These notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), “Certificates of Accrual on Treasury Securities” (“CATS”) and FICO Strips. The underwriters of these certificates or receipts purchase a U.S. Government Security (as defined above) and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S.

Government Securities but are not U.S. Government Securities. Although typically under the terms of a custodial receipt the Cash Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, Cash Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, Cash Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if Cash Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a nontaxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Asset-Backed and Receivable-Backed Securities. Cash Portfolio may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including “Certificates for Automobile Receivables” (“CARs”) and interests in pools of credit card receivables. CARs represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following such sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the fund’s investment objective and policies and subject to the review and approval of the Company’s Board of Directors, the fund also may invest in other types of asset-backed and receivable-backed securities.

Participation Interests. Cash Portfolio may purchase participation interests in loans with remaining maturities of 13 months or less. These loans must be made to issuers in whose obligations the fund may invest. Any participation purchased by the fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation, such as commercial paper, of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank, rather than of the underlying corporate borrower, so that the fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited and any participation interest may be regarded as illiquid.

In the event that the Manager does not believe that price quotations currently obtainable from banks, dealers or pricing services consistently represent the market values of participation interests, the Manager will, following guidelines established by the Board of Directors, value the participation interests held by Cash Portfolio at fair value, which approximates market value. In valuing a participation interest, the Manager will consider the following factors, among others: (i) the characteristics of the participation interest, including the cost, size, interest rate, period until next interest rate reset, maturity and base lending rate of the participation interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) the market for the participation interest, including price quotations for and trading in the participation interest and similar participation interests or instruments and the market environment and investor attitudes toward the participation interest or participation interests generally; (v) the quality and creditworthiness of any intermediary participants; and (vi) general economic or market conditions.

Government Portfolio

Government Portfolio pursues its objective by investing exclusively in short-term obligations issued and/or guaranteed, as to payment of principal and interest, by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Pursuant to Rule 35d-1 under the 1940 Act, under normal conditions the fund must invest at least 80% of its net assets in these securities. Although this investment policy may be changed without stockholder approval, Government Portfolio will provide its shareholders with at least 60 days’ prior notice of any change in this 80% policy. Government Portfolio may be rated from time to time by S&P and Moody’s.

U.S. Government Securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and include, for the purpose of describing permitted investments, repurchase agreements collateralized by and municipal securities refunded with escrowed U.S. Government Securities. U.S. Government Securities in which the fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the GNMA. In addition, U.S. Government Securities in which the fund may invest include securities supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks, and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government.

Municipal Portfolio

As a matter of fundamental policy, under normal market conditions Municipal Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in high quality, short-term investment grade municipal securities the interest on which is exempt from regular federal income taxes. However, the fund reserves the right to invest up to 20% of the value of its assets in securities the interest on which is subject to regular federal income tax. In addition, the fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund’s dividends are derived from interest on these bonds. These private activity bonds are included in the term “municipal securities” for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal securities are a component of the “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax.

Description of Municipal Securities. Municipal securities in which Municipal Portfolio may invest are short-term debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts (generally referred to as “municipalities”) that pay interest that is excluded from gross income for regular federal income tax purposes (“Municipal Obligations”). The three principal classifications of municipal securities are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

At times, the fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities, such as, for example, securities whose issuers are located in the same state, or securities, the interest on which is derived from revenues of similar type projects. The fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the fund’s investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A private activity bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and private activity bonds are discussed below.

1.  General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2.  Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.  Private Activity Bonds. Private activity bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for regular federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance, for example, various privately operated facilities for manufacturing and housing. These bonds also are used to finance facilities such as airports, docks, wharves and mass commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or are refinanced with long-term debt. These obligations generally have maturities of 13 months or less. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

1.  Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.  Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

3.  Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the Notes.

4.  Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Municipal Portfolio will purchase only Construction Loan Notes that are subject to GNMA or bank purchase commitments.

There are a number of other types of Municipal Commercial Paper issued for specified purposes and secured in manners that may vary from those described above.

Taxable Investments. As discussed above, although the fund will attempt to invest substantially all of its assets in municipal securities, the fund may, under certain circumstances, invest in certain securities the interest on which is subject to regular federal income tax. These securities include: (i) short-term obligations of the U.S. Government, its agencies or instrumentalities, (ii) CDs, bankers’ acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and whose deposits are insured by the FDIC, (iii) commercial paper and (iv) repurchase agreements covering any of the securities described in items (i) and (iii) above or any other obligations of the U.S. Government, its agencies or instrumentalities. Income from securities lending transactions is also taxable. Situations in which Municipal Portfolio may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities or (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The fund temporarily may invest more than 20% of its total assets in taxable securities to maintain a defensive posture when, in the opinion of the Sub-Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities.

Purchase of Securities with Stand-By Commitments. Municipal Portfolio may acquire stand-by commitments with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase at the fund’s option a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a “put” option acquired by the fund with respect to a particular municipal security held in the fund’s portfolio.

The amount payable to Municipal Portfolio upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the municipal security (excluding any accrued interest the fund paid on the acquisition), less any amortization of market premium or plus any amortization of market or original issue discount during the period the fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period that the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal security.

Municipal Portfolio’s right to exercise a stand-by commitment would be unconditional and unqualified. Although the fund could not transfer a stand-by commitment, the fund could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the fund without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments, however, if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held by the fund would not exceed  1/2 of 1% of the value of the fund’s total assets calculated immediately after each stand-by commitment is acquired.

Municipal Portfolio intends to enter into stand-by commitments only with broker-dealers, dealers or banks that the Sub-Adviser believes present minimum credit risks. The fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time that the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to the fund will be evaluated on an ongoing basis by the Sub-Adviser in accordance with procedures established by the Board of Directors.

Municipal Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. If the fund pays directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by the fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of the fund’s portfolio.

Municipal Portfolio understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that, in specific factual circumstances, a registered investment company will be treated for federal income tax purposes as the owner of municipal securities acquired subject to a stand-by commitment and the interest on the municipal securities will be tax-exempt to the fund. There can be no assurance that all of the fund’s stand-by commitments will be factually the same as those described in this ruling or governed by its conclusions.

Municipal Leases. The fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities that may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. The Sub-Adviser may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Board of Directors.

Derivative Products. Municipal Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a derivative product is structured as a trust or partnership that provides for tax-exempt income on the bonds to be passed-through to the holders of the derivative product. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty that agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the IRS has not issued a ruling on this subject. If the IRS issues an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund’s investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products’ contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully consistent with the fund’s maturity guidelines.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures developed by CAM(1) with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the Manager, Sub-Adviser, the Distributors or their respective affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following month-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

(1)	CAM (for purposes of this policy regarding disclosure of the funds’ portfolio securities) is comprised of CAM North America, LLC (“CAM N.A.”), Salomon Brothers Asset Management Inc. (“SBAM”), SBFM, the Manager, the Sub-Adviser and other affiliated investment advisory firms.

5. A fund’s sector weightings, yield and duration, performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Directors, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s legal counsel, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below is a list, as of April 26, 2006, of those parties with whom CAM, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for each fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment
Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 days after Quarter End
Watson Wyatt	Quarterly	25 days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

RISK FACTORS

Although each fund invests only in high quality money market instruments, an investment in a fund is subject to risk even if all securities in a fund’s portfolio are paid in full at maturity. Specifically, all money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer’s actual or perceived creditworthiness or the issuer’s ability to meet its obligations.

Each fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by such fund. The market value of the obligations in each fund can be expected to vary inversely to changes in prevailing interest rates. Investors should recognize that, in periods of declining interest rates, the yield of each fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the funds will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

INVESTMENT RESTRICTIONS

Each fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable) are present or represented by proxy.

If a percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Each fund, except as noted, has adopted the following fundamental policies:

(1)  With respect to 75% of its assets, a fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the fund’s total assets would be invested in the securities of a single issuer or the fund would own more than 10% of the outstanding voting securities of any single issuer.

(2)  A fund may not purchase securities if more than 25% of the value of a fund’s total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic or foreign commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Municipal Portfolio’s investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

(3)  A fund may not act as an underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of such fund.

(4)  A fund may not make loans, except that this restriction shall not prohibit (a) purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements. A fund may not lend any security if, as a result, more than 20% of a fund’s total assets would be lent to other parties.

(5)  A fund may not purchase or sell real estate or any interest therein, except that the fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

(6)  A fund may borrow money for emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 5% of the value of a fund’s total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 5% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this latter limit.

(7)  Each fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that fund.

(8)  Under normal circumstances, Municipal Portfolio must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.

Each fund has adopted the following non-fundamental investment restrictions that may be changed by the Board of Directors of the Company without shareholder approval:

(1)  A fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the fund’s net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable (“illiquid securities”). The Directors or the Manager acting pursuant to authority delegated by the Board may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(2)  A fund may not invest in the securities of another investment company except in connection with a merger, consolidation, reorganization or acquisition of assets.

(3)  A fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(4)  A fund may not invest more than 5% of the value of its total assets in the securities of any issuer that has conducted continuous operations for less than three years, including operations of predecessors, except that this shall not affect the fund’s ability to invest in U.S. Government Securities, fully collateralized debt obligations, municipal securities, securities that are rated by at least one NRSRO and securities guaranteed as to principal and interest by an issuer in whose securities the fund could invest.

(5)  A fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

(6)  A fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the fund may own debt securities of companies engaged in those businesses.

(7)  A fund may not invest in companies for the purpose of exercising control of management.

Portfolio Transactions

Most of the purchases and sales of securities for a fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by the Sub-Adviser, which also is responsible for placing these transactions, subject to the overall review of the Company’s Board of Directors.

Although investment decisions for each fund are made independently from those of the other accounts managed by the Sub-Adviser, investments of the type the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by the fund.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.

In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, the Sub-Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each sub-advisory agreement between the Manager and the Sub-Adviser relating to a fund authorizes the Sub-Adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund, the other funds and/or other investment companies and accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The fees under the sub-advisory agreements relating to the funds between the Manager and the Sub-Adviser are not reduced by reason of their receiving such brokerage and research services. The Company’s Board of Directors periodically will review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the funds. For the 2004, 2005 and 2006 fiscal years, the funds paid no brokerage commissions.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through brokers that are “affiliated persons,” as defined in the 1940 Act. The Board of Directors, on behalf of the funds, has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGM is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund will be permitted to execute portfolio transactions with CGM or an affiliate of CGM as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons. For the 2004, 2005 and 2006 fiscal years, the funds paid no commissions to CGM. For the 2006 fiscal year, the funds paid no commissions to LMIS.

The Sub-Adviser places orders for the purchase and sale of securities for the portfolios of each fund. All of the funds’ transactions have been principal transactions with major dealers in money market instruments on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM or LMIS.

As of May 31, 2006, the funds held the following securities issued by their regular brokers or dealers:

Name of Regular Broker/Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current Period ($)
Cash Portfolio
Deutsche Bank Securities LLC	D	$141,224,718
Banc of America Securities LLC	D	49,850,000
Credit Suisse First Boston Corp.	D	101,849,667
Goldman Sachs & Co.	D	100,000,000

Government and Municipal Portfolios did not hold any securities of their regular broker/dealers as of May 31, 2006.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of Cash Portfolio and Government Portfolio is determined as of 4:00 pm, Eastern time, on each day that the New York Stock Exchange (“NYSE”) is open. The net asset value per share of Municipal Portfolio is determined as of 12:00 noon, Eastern time, on each day that the NYSE is open. The net asset value per share of each fund is determined by dividing the fund’s net assets attributable to the class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Each fund uses the “amortized cost method” for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of the fund’s securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or changes of the issuer’s creditworthiness on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained from a similar company that uses mark-to-market values for all its portfolio securities. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund’s shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days or less and investing in securities with remaining maturities of only 13 months or less, there can be no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund’s price per share to change from $1.00.

PURCHASE OF SHARES

Purchases of fund shares may be made directly through PFPC Inc. (“PFPC”) or through a broker-dealer, financial intermediary, financial institution or a Distributor’s financial advisor (each called a “Service Agent”). Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent, PFPC, are not subject to a maintenance fee. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor. Class B shares are available for purchase by financial institutions on behalf of fiduciary, agency or custody accounts.

The minimum initial investment for each fund and class is $1,000,000, except the minimum initial investment amount for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

The issuance of shares of a fund is recorded on the books of the Company, and, to avoid additional operating costs and for investor convenience, stock certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

The Company’s shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when PFPC or a Service Agent receives, or converts the purchase amount into, federal funds (i.e., monies of member banks within the Federal Reserve System) that are in the client’s brokerage account at the Service Agent before the fund’s close of business. When orders for the purchase of Company shares are paid for in federal funds, or are placed by an investor with sufficient federal funds or cash balance in the investor’s brokerage account with the Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business with respect to orders for Municipal Portfolio, or 4:00 p.m. (Eastern time), which is the close of business with respect to orders for Cash and Government Portfolios, on any day the Company calculates its net asset value. Except as described below, purchase orders received after the close of business or with respect to which federal funds are not available, or when orders for the purchase of shares paid for other than in federal funds, will not be accepted and a new purchase order must be submitted on the next day the Company calculates the fund’s net asset value. On days a fund closes early (as described in the funds’ prospectuses), purchase orders received after the fund’s close will be processed the next business day. Shares purchased begin to accrue income dividends on the business day the purchase order becomes effective.

EXCHANGE PRIVILEGE

Shareholders of a fund may exchange their shares for shares of any other fund on the basis described below. To qualify for the exchange privilege, a shareholder must exchange shares with a current value of at least $1,000. Under the exchange privilege, each of the funds offers to exchange its shares for shares of any other fund, on the basis of relative net asset value per share. Since all of the funds seek to maintain a constant $1.00 net asset value per share, it is expected that any exchange with those funds would be on a share-for-share basis. If in utilizing the exchange privilege the shareholder exchanges all of its shares of a fund, all dividends accrued on such shares for the month to date will be invested in shares of the fund into which the exchange is being made. An exchange between funds pursuant to the exchange privilege is treated as a potentially taxable transaction for shareholders for federal income tax purposes.

To exercise the exchange privilege, shareholders should contact PFPC or their Service Agent, who will advise the applicable fund of the exchange. A shareholder may make exchanges by telephone, provided that (i) the shareholder has elected the telephone exchange option on the account application, (ii) the registration of the account for the new fund will be the same as for the fund from which it is exchanged, and (iii) the shares to be exchanged are not in certificate form. To make exchanges by telephone, a shareholder should call (800) 451-2010. The shareholder should provide identification and the account number and give the name of the fund into which the shareholder wishes to make the exchange, and the name of the fund and class and number of shares the shareholder wishes to exchange. The shareholder also may write to PFPC requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by a commercial bank that is a member of the FDIC, a trust company or a member firm of a domestic securities exchange. The Company reserves the right to require a properly completed exchange application.

These exchange privileges may be modified or terminated at any time.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any day the Company calculates its net asset value. Redemption requests received in proper form prior to 4:00 p.m. (noon, in the case of Municipal Portfolio), Eastern time, are priced at the net asset value as next determined. Redemption requests received after 4:00 p.m. (noon, in the case of Municipal Portfolio), Eastern time, will not be accepted and a new redemption request must be submitted on the following day that the Company calculates its net asset value, except that on days when a fund closes early (as described in the funds’ prospectuses). Redemption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. Redemption requests must be made through a Service Agent, except that shareholders who purchased shares of the Company through PFPC may also redeem shares directly through PFPC. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent or PFPC endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests for shares represented by certificates will not be deemed received until certificates are received by PFPC in proper form.

Shares held at a Service Agent A redemption request received by an applicable Service Agent in proper form before 4:00 p.m. (noon, in the case of Municipal Portfolio), Eastern time, will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder’s account on the same day.

Shares held at PFPC A shareholder who purchases shares of the Company directly through PFPC may redeem shares through PFPC in the manner described under “Expedited Redemption Procedures” and “Ordinary Redemption Procedures.”

Expedited Redemption Procedures

Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone at 800-451-2010 or by mail to PFPC and have the proceeds sent by a federal funds wire to a previously designated bank account. A redemption request received prior to 4:00 p.m. (noon, in the case of Municipal Portfolio), Eastern time will not earn a dividend on the day the request is received and payment will be made in federal funds wired on the same business day. If an expedited redemption request for which the redemption proceeds will be wired is received after 4:00 p.m. (noon, in the case of Municipal Portfolio) Eastern time, and prior to the close of regular trading on a day on which PFPC is open for business, the redemption proceeds will be wired on the next business day following the redemption request that PFPC is open for business. A redemption request received after 4:00 p.m. (noon, in the case of Municipal Portfolio), Eastern time, will earn a dividend on the day the request is received. If an expedited redemption request is received after the regular close of trading on the NYSE or on a day that a Service Agent or PFPC is closed, the redemption proceeds will be wired on the next business day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of the shareholder’s account.

Neither the funds nor their agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. In this regard, the transfer agent and Shareholder Services each will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions and exchanges are not available for shares for which certificates have been issued.

To utilize the expedited redemption procedure, all shares must be held in non-certificate form in the shareholder’s account. In addition, an account application with the expedited section properly completed must be on file with PFPC before an expedited redemption request is submitted. This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank account designated to receive the proceeds must be submitted in proper form on a new account application with signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder’s name and account number, the dollar amount of the redemption requested, the name of the fund and class, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the application, the transaction will not be approved. If, because of unusual circumstances, a shareholder is unable to contact PFPC at the telephone number listed in the prospectuses to make an expedited redemption request, the shareholder may contact his or her Service Agent to effect such a redemption, or request redemption in writing as described under “Ordinary Redemption Procedures” below.

Ordinary Redemption Procedures

If this method of redemption is used, the shareholder may submit his redemption request in writing to PFPC. A fund will make payment for shares redeemed pursuant to the ordinary redemption procedures by check sent to the shareholder at the address on such shareholder’s account application. Such checks will normally be sent out within one business day, but in no event more than three business days after receipt of the redemption request in proper form. If certificates have been issued representing the shares to be redeemed, prior to effecting a redemption with respect to such shares, PFPC must have received such certificates. A shareholder’s signature must be guaranteed by an “eligible guarantor institution,” as such term is defined by Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by PFPC through use of industry publications. A notary public is not an acceptable guarantor. In certain instances, PFPC may request additional documentation that it believes necessary to insure proper authorization, such as, but not limited to, trust instruments, death certificates, appointment of executor or administrator, or certificates of corporate authority. Shareholders with questions regarding proper documentation should contact PFPC.

MANAGEMENT, SUBADVISORY AND DISTRIBUTION AGREEMENTS,

SHAREHOLDER SERVICES PLAN AND OTHER SERVICES

Manager

LMPFA has served as each fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, is a newly-organized investment adviser that provides administrative and compliance oversight services to the funds. LMPFA does not provide day-to-day portfolio management services. Rather, day-to-day portfolio management services are provided by the Sub-Adviser.

Subject to the supervision and direction of the Company’s Board of Directors, the Manager, pursuant to a separate investment management agreement with each fund (“Investment Management Agreement”), supervises the activities of the Sub-Adviser, supervises the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, provides certain compliance oversight, fund accounting, regulatory reporting, and tax reporting services, prepares or participates in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, maintains the fund’s existence, and during such times as shares are publicly offered, maintains the registration and qualification of the fund’s shares under federal and state laws.

Each fund’s Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company’s Board or (b) by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Investment Management Agreement is terminable with respect to each fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager upon not less than 90 days’ written notice to the fund, and will be terminated upon the mutual written consent of the manager and the Company. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Each fund bears expenses incurred in its operations including: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

As compensation for investment management services, each fund pays the Manager a fee computed daily and paid monthly as a percentage of the fund’s average daily net assets, according to the following schedule:

Portfolio’s Fee Rate Average Daily Net Assets	Advisory Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

For the fiscal year ended May 31, 2004, SBFM, each fund’s prior manager, waived management fees of $2,613,190, $548,542 and $1,507,845 for Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $10,212,829, $1,669,885 and $5,643,898 for Cash, Government and Municipal Portfolios, respectively.

For the fiscal year ended May 31, 2005, SBFM waived management fees of $2,582,716, $708,363 and $1,535,367 for Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $8,888,904, $2,035,672 and $5,231,376 for Cash, Government and Municipal Portfolios, respectively.

For the fiscal year ended May 31, 2006, SBFM waived management fees of $1,427,834, $643,074 and $1,206,385 for Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $9,186,049, $1,709,651 and $5,674,415 for Cash, Government and Municipal Portfolios, respectively.

Sub-Adviser

Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101, and effective August 1, 2006, serves as the Sub-Adviser to each fund. Western Asset is responsible for the day-to-day portfolio management of each fund, subject to the supervision of the Manager and the Board. Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion. Western Asset receives a fee from the Manager, not the funds, for its services, computed daily and paid monthly, at the annual rate not to exceed 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

For each fund, the subadvisory agreement with Western Asset will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company’s Board or (b) by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. Each of these subadvisory agreements is terminable with respect to the applicable fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or by the Sub-Adviser upon not less than 90 days’ written notice to the fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Sub-Adviser. A subadvisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Manager, the Sub-Adviser and Distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Manager, the Sub-Adviser and the Distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Directors may not agree with particular policies or votes by the Sub-Adviser, the Board has approved delegating proxy voting discretion for each fund to the Sub-Adviser believing that the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Sub-Adviser would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedures.

Attached as Appendix C are summaries of the guidelines and procedures that the Sub-Adviser on behalf of each fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the fund or the Sub-Adviser, on the other. These summaries of the guidelines give a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives.

Information on how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the funds’ website at http://leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGM, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as distributors of each fund.

Shareholder Services Plan and Agreement

The Board of Directors of the Company, including a majority of the Independent Directors, have approved a Shareholder Services Plan and related Servicing Agreement for Class B shareholders. Pursuant to the Shareholder Services Plan and related Servicing Agreement, each fund will pay a servicing agent a fee at the annual rate of 0.25% of the average daily net assets of the fund attributable to the Class B shares sold and not redeemed. The services provided to Class B shareholders under the Servicing Agreement may include: establishing and maintaining client accounts and records; processing dividend and distribution payments from a fund on behalf of clients; responding to client inquiries; providing subaccounting services with respect to shares owned beneficially by clients; assisting in processing purchase, exchange and redemption requests from clients and in placing such orders with a fund’s service contractors; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the fund may reasonably request and permitted by applicable law.

For the fiscal years ended May 31, 2004, 2005 and 2006, there were no Class B shares of outstanding Cash Portfolio, Government Portfolio and Municipal Portfolio. For fiscal years ended May 31, 2004, 2005 and 2006, Cash Portfolio, Government Portfolio and Municipal Portfolio paid no service or distribution fees.

Service Organizations. Institutional investors who are purchasing shares on behalf of their customers, such as banks, savings and loan institutions and other financial institutions (“service organizations”), may purchase Class B shares. These shares are identical in all respects to Class A shares except that they bear certain additional service fees described in the Company’s prospectus relating to Class B shares and enjoy certain exclusive voting rights on matters relating to these service fees.

The Company will enter into an agreement with each service organization that purchases Class B shares to provide certain services to the beneficial owners of such shares. Such services include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders; processing dividend payments from the funds on behalf of their customers; providing information periodically to customers showing the positions in shares; arranging for bank wires; responding to customer inquiries relating to the services provided by the service organization and handling correspondence; and acting as shareholder of record and nominee. Under terms of the agreements, service organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investment in Class B shares.

Class A shares are sold to investors that have not entered into servicing agreements with the Company in connection with their investments and who have met the investment minimum (See “Purchase of Shares”).

TAXES

The following is a summary of certain material U.S. federal tax considerations regarding the purchase, ownership and disposition of shares of the funds by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes and each fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Each fund declares a dividend from its net investment income daily on each day the NYSE is open to conduct business, and pays dividends monthly. If a shareholder redeems an account in full between monthly dividend payment dates, all dividends declared up to and including the date of liquidation will be paid along with the redemption proceeds. Dividends from net realized long-term capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, monthly income dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value.

The per share amounts of dividends from net investment income on Class B shares may be lower than those of Class A shares, mainly as a result of the service fees applicable to the Class B shares. Capital gain distributions, if any, will be the same across both classes of fund shares.

Dividends of a fund’s net investment income (other than “exempt-interest dividends,” as discussed below) and net realized short-term capital gain from its current and accumulated earnings and profits are subject to federal income tax as ordinary income. Distributions, if any, of a fund’s net realized long-term capital gains that a fund designates as capital gain dividends are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares. Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the funds will qualify for the corporate dividends received deduction or as “qualified dividend income” for purposes of taxation at the rates generally applicable to long-term capital gains. Dividends consisting of interest from U.S. Government Securities may be exempt from state and local income taxes.

Municipal Portfolio. Municipal Portfolio intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from Municipal Obligations and are generally not subject to regular Federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.

The interest expense incurred by a shareholder on borrowing made to purchase or carry Municipal Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Portfolio, and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Portfolio that represents income derived from certain revenue or private activity bonds held by Municipal Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Municipal Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts and nonequity options, are subject to special tax rules. All section 1256 contracts held by Municipal Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in Municipal Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by Municipal Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by Municipal Portfolio.

As a result of entering into swap contracts, Municipal Portfolio may make or receive periodic net payments. Municipal Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or ordinary loss, with such ordinary loss reducing net tax-exempt income and possibly subject to limitations on deductibility, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Municipal Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which Municipal Portfolio invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to Municipal Portfolio’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. Municipal

Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Dividends paid by Municipal Portfolio from interest income on taxable investments, net short-term capital gains and all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Because each fund seeks to maintain a constant net asset value per share, it is not expected that a shareholder would have gain or loss upon a sale of fund shares. However, the ability of the funds to maintain a constant net asset value per share is not guaranteed, so there may be some gain or loss upon a sale.

Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rates.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

The foregoing is only a summary of certain material federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company, an open-end, management investment company, was organized under the laws of the State of Maryland on March 28, 1995. The Board of Directors has authorized the issuance of three series of shares, each representing shares in one of three separate funds, and may also authorize the creation of additional series of shares. Each share of a fund represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board of Directors.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment manager to the funds, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds managed by the Manager (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorney’s fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Company) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

Plaintiffs’ second consolidated amended complaint is expected to be filed in the fourth quarter of 2006.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorney’s fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the Manager and and its affiliates to continue to render services to the funds under their respective contracts.

Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM. Although there can be no assurance, the Manager believes that this matter is not likely to have a material adverse effect on the funds or the ability of the Manager or its affiliates to perform investment advisory services relating to the funds.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected as the funds’ independent registered public accounting firm to render an opinion on the funds’ financial statements and financial highlights for the fiscal year ending May 31, 2007.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each fund. Under its agreement with the Company on behalf of the funds, the custodian holds each fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of each fund are held under bank custodianship in compliance with the 1940 Act.

PFPC Inc. (“PFPC” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the Fund and distributes dividends and distribution payable by the fund.

Annual Reports

The Company sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Company at the end of the period covered. The Company will furnish without charge a copy of the funds’ annual and semi-annual reports upon request by calling Shareholder Services at (800) 451-2010.

FINANCIAL STATEMENTS

The funds’ Annual Report for the fiscal year ended May 31, 2006 (filed on July 27, 2006; EDGAR Accession Number 0000914851-06-000262) is incorporated into this SAI by reference in its entirety.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Moody’s and S&P’s

Municipal and Corporate Bonds and Municipal Loans

The two highest ratings of the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

The two highest ratings of Moody’s Investors Service, Inc. (“Moody’s”) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody’s to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody’s states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

Short-Term Municipal Loans

S&P’s highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody’s states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/1/MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/1/MIG-1 group.

Other Short-Term Debt Securities

Prime-1 and Prime-2 are the two highest ratings assigned by Moody’s for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody’s uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody’s have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody’s have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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APPENDIX B DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

1.  Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.  Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

3.  Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4.  Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

5.  Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

1.  General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2.  Revenue Bonds in recent years have come to include an increasingly wide variety of types of Municipal Obligations. As with other kinds of Municipal Obligations, the issuers of Revenue Bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, Revenue Bonds are secured by the revenues or net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in Revenue Bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, Revenue Bonds have been issued in large volumes for projects that are privately owned and operated (see below).

3.  Private Activity Bonds are considered municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and

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health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of projects qualifying under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an “industrial development bond,” but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

Other Municipal Obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, and are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Municipal Portfolio will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the prospectuses and this SAI.

Tax-exempt bonds are also categorized according to whether the interest on such bonds is or is not includible in the calculation of alternative minimum taxes imposed on individuals and corporations, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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APPENDIX C DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Western Asset Management Company Proxy Voting Policy

Procedure:	Proxy Voting
Departments Impacted:	Investment Management, Compliance, Investment Support, Client Services
References:	Western Asset Compliance Manual –Section R Proxy Voting Investment Advisers Act Rule 206(4)-6 and Rule 204-2 ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
Effective:	August 1, 2003
Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

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Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

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f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

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2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

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c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

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III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.

PART A

PART B

PART C

OTHER INFORMATION

Item 23. Exhibits

All references are to the Registrant’s registration statement on Form N-1A (the “Registration Statement”) as filed with the SEC on April 5, 1995 (File Nos. 33-90952 and 811-9012)

(a)	Articles of Incorporation of Registrant are incorporated by reference to the Fund’s Registration Statement.

(b)(1)	By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 19, 1995 (“Pre-Effective Amendment No. 1”).

(b)(2)	Amended By-Laws of Registrant are incorporated by reference to Post-Effective Amendment No. 11.

(c)	Specimen Stock Certificate are incorporated by reference to Post-Effective Amendment No. 4.

(d)(1)	Investment Advisory Agreement between the Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Pre-Effective Amendment No. 1

(d)(2)	Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Cash Portfolio) as filed herein.

(d)(3)	Management Agreement between the Registrant and LMPFA, dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Government Portfolio) as filed herein.

(d)(4)	Management Agreement between the Registrant and LMPFA, dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Municipal Portfolio) as filed herein.

(d)(5)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Cash Portfolio) as filed herein.

(d)(6)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Government Portfolio) as filed herein.

(d)(7)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Municipal Portfolio) as filed herein.

(e)(1)	Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investor Services, LLC is filed herewith.

(e)(2)	Amendment to Distribution Agreement dated December 1, 2005.

(e)(2)	Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 6

(e)(3)	Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 10.

(e)(4)	Form of Servicing Agreement is incorporated by reference to Post-Effective Amendment No. 10.

(f)	Not applicable.

(g)	Form of Custodian Agreement dated January 1, 2006 with State Street is filed herewith.

(h)(1)	Transfer Agency Agreement and Service Agreement between Registrant and PFPC, dated January 1, 2006 is filed herewith.

(h)(2)	Form of License Agreement between Registrant and Legg Mason Properties, Inc. dated April 27, 2006 is filed herewith.

(i)(1)	Opinion and consent of Willkie Farr & Gallagher is incorporated by reference to Pre-Effective Amendment No. 1.

(i)(2)	Opinion and consent of Venable, Baetjer & Howard is incorporated by reference to Pre-Effective Amendment No. 1.

(j)(1)	Consent of independent registered public accounting firm is filed herein.

(j)(2)	Power of Attorney dated April 12, 2006 is filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(2)	Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 6.

(n)	Not applicable

(o)	Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post- Amendment No. 2.

(p)(1)	Code of Ethics—Registrant and Investment Advisor is incorporated by reference to Post-Amendment No. 12.

(p)(2)	Code of Ethics—Citigroup Global Markets Inc. is incorporated by reference to Post-Amendment No. 12.

(p)(3)	Code of Ethics—Citigroup Asset Management—North America, dated September 13, 2005.

(p)4)	Code of Ethics—Legg Mason Investor Services LLC dated December 1, 2005

(p)(5)	Code of Ethics—Western Asset Company adopted February 2005

Item 24. None

Item 25. Indemnification

The response to this item is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC.

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, NY 10022, is a recently-organized investment adviser that provides administrative and compliance oversight services to the Funds. Other than the cash management services it will provide for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather day-to-day portfolio management services are to be provided by certain subadvisers designated by LMPFA. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc.

The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash

Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Variable Annuity Portfolios

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Smith Barney Multiple Discipline Trust

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Funds Inc.

Salomon Brothers Variable Series Funds Inc.

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Greenwich Street Series Fund

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series, Inc.

Travelers Series Fund Inc.

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director, officer and partner of PFS Investments is incorporated by reference to Schedule A of Form BD filed by PFS Investments pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowers - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

Item 28. Location of Accounts and Records

(1)	Smith Barney Investment Funds Inc.

125 Broad Street

New York, New York 10004

(2)	Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, New York 10022

(with respect to its services as investment manager)

(3)	CAM North America, LLC

399 Park Avenue

New York, New York 10022

(with respect to its services as subadvisor to certain of the Funds)

(4)	Western Asset Management Company

385 East Colorado Blvd.

Pasadena, California 91101

(with respect to its services as subadvisor to Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value)

(5)	Causeway Capital Management LLC

11111 Santa Monica Blvd., Suite 1550

Los Angeles California, 90025

(with respect to its services as subadvisor to Legg Mason Partners Multiple Discipline Funds All Cap Growth and International)

(6)	Hansberger Global Investors, Inc.

401 East Las Olas Blvd., Suite 1700

Fort Lauderdale, Florida 33301

(with respect to its services as subadvisor to Legg Mason Partners Hansberger Global Value Fund)

(7)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(with respect to its services as distributor)

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

(with respect to its services as distributor)

(9)	PFS Investments Inc.

3100 Breckinridge Blvd.

Building 20

Duluth, GA 30099-0062

(with respect to its services as distributor)

(10)	State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

(with respect to its services as custodian)

(11)	PFPC Inc.

4400 Computer Drive

Westborough, MA 01518

(with respect to its services as transfer agent)

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC., certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of September, 2006.

SMITH BARNEY INSTITUTIONAL CASH
MANAGEMENT FUND, INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board,
President
(Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board, President and Director (Chief Executive Officer)	September 27, 2006

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer & Chief Financial Officer	September 27, 2006

/s/ Paul R. Ades* Paul R. Ades	Director	September 27, 2006

/s/ Dwight B. Crane* Dwight B. Crane	Director	September 27, 2006

/s/ Frank G. Hubbard* Frank G. Hubbard	Director	September 27, 2006

/s/ Jerome Miller* Jerome Miller	Director	September 27, 2006

/s/ Ken Miller* Ken Miller	Director	September 27, 2006

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(d)(2)	Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Cash Portfolio)

(d)(3)	Management Agreement between the Registrant and LMPFA, dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Government Portfolio)

(d)(4)	Management Agreement between the Registrant and LMPFA, dated August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Municipal Portfolio)

(d)(5)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Cash Portfolio)

(d)(6)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Government Portfolio)

(d)(7)	Form of SubAdvisory Agreement between LMPFA and Western Asset Management Company, made as of August 1, 2006 with respect to Smith Barney Institutional Cash Management Fund Inc. (Municipal Portfolio)

(e)(1)	Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investor Services, LLC

(e)(2)	Amendment to Distribution Agreement dated December 1, 2005.

(g)	Form of Custodian Agreement dated January 1, 2006 with State Street

(h)(1)	Transfer Agency Agreement and Service Agreement between Registrant and PFPC, dated January 1, 2006

(h)(2)	Form of License Agreement between Registrant and Legg Mason Properties, Inc. dated April 27, 2006

(j)(1)	Consents of Independent Registered Public Accounting Firm.

(j)(2)	Power of Attorney dated April 12, 2006

(p)(3)	Code of Ethics—Citigroup Asset Management—North America, dated September 13, 2005.

(p)4)	Code of Ethics—Legg Mason Investor Services LLC dated December 1, 2005

(p)(5)	Code of Ethics—Western Asset Company adopted February 2005